Exhibit 99.1

TURTLE BEACH REPORTS PRELIMINARY FULL YEAR 2021 RESULTS IN LINE WITH GUIDANCE

Company Executing Well Despite Holiday Trends Across Gaming Industry

White Plains, NY – January 5, 2021 – Leading gaming accessory maker Turtle Beach Corporation (Nasdaq: HEAR) today announced selected preliminary 2021 results. The Company is providing these preliminary 2021 results earlier than in prior years in light of recently reported holiday sales trends across the gaming industry.

Based on preliminary unaudited information, Turtle Beach expects to report full year 2021 revenue of approximately $365 million, in line with previously provided guidance of $365 to $380 million. Full year Adjusted EBITDA for 2021 is expected to be within, although at the lower end, of the previously provided guidance range of $36 to $44 million reflecting expected revenue.

Juergen Stark, CEO, Turtle Beach Corporation, said, “We have undertaken significant proactive work to deliver results in line with our guidance in an environment that has recently presented industrywide challenges like weak retail traffic, constrained console supplies and poor performing AAA game launches. Our focus on execution, diligent management of supply chain and logistics, and continuous active coordination with our retailers globally have enabled us to grow from our record year in 2020 and deliver profitability within our guidance in spite of this backdrop. We also expect to deliver 20% of revenues with respect to 2021 in our new categories of PC accessories, controllers, flight simulation, and streaming mics with higher-than-expected performance in several of those categories contributing to the expected results. We believe Turtle Beach is well-positioned to drive growth in 2022 with several exciting new console headset launches, further expansion of our PC gaming accessories portfolio, and additional new products in our microphone, controller, and simulation categories.”

The Company expects to provide its next financial update, including guidance for full year 2022, when it reports Q4 and full year results in March 2022.

Important Note on 2021 Preliminary Estimates:

The financial information included herein for the full year 2021 are preliminary, unaudited estimates and may change materially, including as a result of the finalization of financial statements for the Company’s full year ended December 31, 2021, review of inventory levels that could require additional reserves, review of sales-related reserves, review of the provision for income taxes, completion of the Company’s audit by the Company’s independent registered public accounting firm, and other factors and adjustments related to the Company’s financial reporting process. The preceding estimates are based on the Company’s internal estimates and information available as of the date hereof. There can be no assurance that our final results for the year will not differ from these estimates and that such changes will not be material; accordingly, these statements should not be viewed or relied upon as a substitute for complete audited financial statements to be prepared in accordance with generally accepted accounting principles (GAAP) or as a measure of our actual performance. The Company expects to release its final audited results for full year 2021 in March 2022.

The Company has included in this release of preliminary results adjusted EBITDA, which the Securities and Exchange Commission defines as a “non-GAAP financial measure.” Management believes that such non-GAAP financial measure, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period-to-period comparisons of the Company's results.

“Adjusted EBITDA” is defined by the Company as net income (loss) before interest, taxes, depreciation and amortization, stock-based compensation (non-cash), and certain special items that we believe are not representative of core operations (e.g., the integration and transaction costs related to acquisitions, the change in fair value of contingent consideration and other non-recurring business costs). This non-GAAP financial measure is presented because management uses non-GAAP financial measures to evaluate the Company’s operating performance, to perform financial planning, and to determine incentive compensation. Therefore, the Company believes that the presentation of non-GAAP financial measures provides useful supplementary information to, and facilitates additional analysis by, investors.  The presented non-GAAP financial measure excludes items that management does not believe reflect the Company’s core operating performance because such items are inherently unusual, non-operating, unpredictable, non-recurring, or non-cash.

About Turtle Beach Corporation

Turtle Beach Corporation (https://corp.turtlebeach.com) is one of the world’s leading gaming accessory providers. The Turtle Beach brand (www.turtlebeach.com) is known for pioneering first-to-market features and patented innovations in high-quality, comfort-driven headsets for all levels of gamer, making it a fan-favorite brand and the market leader in console gaming audio for the last decade. Turtle Beach’s ROCCAT brand (www.roccat.com) combines detail-loving German innovation with a genuine passion for designing the best PC gaming products. Under the ROCCAT brand, Turtle Beach creates award-winning keyboards, mice, headsets, mousepads, and other PC accessories. Turtle Beach’s Neat Microphones brand (www.neatmic.com) creates high-quality USB and analog microphones for gamers, streamers, and professionals that embrace cutting-edge technology and design. Turtle Beach’s shares are traded on the Nasdaq Exchange under the symbol: HEAR.

Cautionary Note on Forward-Looking Statements

This press release includes forward-looking information and statements within the meaning of the federal securities laws. Except for historical information contained in this release, statements in this release may constitute forward-looking statements regarding assumptions, projections, expectations, targets, intentions or beliefs about future events. Statements containing the words “may”, “could”, “would”, “should”, “believe”, “expect”, “anticipate”, “plan”, “estimate”, “target”, “goal”, “project”, “intend” and similar expressions, or the negatives thereof, constitute forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Forward-looking statements are based on management’s current belief and expectations, as well as assumptions made by, and information currently available to, management.

While the Company believes that its expectations are based upon reasonable assumptions, there can be no assurances that its goals and strategy will be realized. Numerous factors, including risks and uncertainties, may affect actual results and may cause results to differ materially from those expressed in forward-looking statements made by the Company or on its behalf. Some of these factors include, but are not limited to, risks related to logistic and supply chain challenges, risks related to capital markets activities, the substantial uncertainties inherent in the acceptance of existing and future products, the difficulty of commercializing and protecting new technology, the impact of competitive products and pricing, the impact of the coronavirus (COVID-19) pandemic on consumer demands and manufacturing capabilities; delays or disruptions in the supply of components for our products; risks relating to, and uncertainty caused by or resulting from, the COVID-19 pandemic, general business and economic conditions, risks associated with the expansion of our business including acquisitions, the integration of any businesses we acquire and the integration of such businesses within our internal control over financial reporting and operations, our indebtedness, the Company’s liquidity, and other factors discussed in our public filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and the Company’s other periodic reports. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the Securities and Exchange Commission, the Company is under no obligation to publicly update or revise any forward-looking statement after the date of this release whether as a result of new information, future developments or otherwise.

For Investor Information, Contact:	For Media Information, Contact:

Cody Slach or Alex Thompson	MacLean Marshall

Gateway Investor Relations	Sr. Director –PR/Communications

On Behalf of Turtle Beach	Turtle Beach Corp.

949.574.3860	858.914.5093

HEAR@gatewayir.com	maclean.marshall@turtlebeach.com